EXHIBIT 99.2
 Fourth-Quarter Fiscal 2016 Earnings  November 8, 2016  / efficacy usability allure integrity profitability  ® Registered trademark, Ashland or its subsidiaries, registered in various countries™ Trademark, Ashland or its subsidiaries, registered in various countries

 Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. These forward-looking statements include statements relating to the status of the separation process and the expected completion of the separation through the subsequent distribution of Valvoline common stock. In addition, Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, the separation of Ashland’s specialty chemicals business and Valvoline Inc. (“Valvoline”), the initial public offering of 34,500,000 shares of Valvoline common stock (the “IPO”), the expected timetable for completing the separation, the strategic and competitive advantages of each company, and future opportunities for each company, as well as the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the possibility that the separation will not be consummated within the anticipated time period or at all, including as the result of regulatory, market or other factors; regulatory, market or other factors and conditions affecting the distribution of Ashland’s remaining interests in Valvoline; the potential for disruption to Ashland’s business in connection with the IPO, Ashland’s reorganization under a new holding company or separation; the potential that Ashland does not realize all of the expected benefits of the IPO, new holding company reorganization or separation or obtain the expected credit ratings following the IPO, new holding company reorganization or separation; Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); the impact of acquisitions and/or divestitures Ashland has made or may make (including the possibility that Ashland may not realize the anticipated benefits from such transactions); and severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in Ashland’s most recent Form 10-K and its Form 10-Q for the quarterly period ended March 31, 2016 (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov, as well as risks related to the separation that are described in the Form S-4 filed with the SEC, which is available on Ashland’s website or on the SEC’s website, and Valvoline’s Form S-1 filed with the SEC, available on the SEC’s website. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this presentation whether as a result of new information, future event or otherwise.Regulation G: Adjusted ResultsThe information presented herein regarding certain unaudited adjusted results does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Ashland has included this non-GAAP information to assist in understanding the operating performance of the company and its reportable segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Ashland filings with the SEC has been reconciled with reported U.S. GAAP results.  *

 *  Fiscal Fourth Quarter 2016Highlights1  Reported GAAP loss from continuing operations of $4.40 per diluted shareAdjusted earnings of $1.52 vs. $1.62 per diluted share in prior yearConsistent operating income and lower share count more than offset by higher interest expense and effective tax rateAdjusted EBITDA of $259 million and adjusted EBITDA margin of 20.8 percentSuccessfully completed the Valvoline IPOAshland, excluding Valvoline, reduced gross debt by $1.6 billion  Adj. EPS  $1.62  $1.95  $1.52  Q4 2015  Vol /Mix  Acq/Div Other2  Margin  SG&A  (22)  3  259  265  17  Q4 2016  0  ($, Millions)  ($, Millions)  Factors affecting year-over-year EBITDA  (4)  FX  293  Ashland‘s earnings releases dated November 8, 2016, and July 26, 2016, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP. Acquisitions include OCH International, Inc. Divestitures includes biocides and redispersible powders (RDP) product lines exited.

 *  Consolidated Income Statement  Ashland will report consolidated results for each quarter that Ashland maintains a controlling interest in Valvoline as of the last day of the quarterFor more information on Valvoline results, refer to the Valvoline Inc. fourth-quarter earnings release dated November 8, 2016 and earnings conference call  Line items include Valvoline segment amounts consistent with Ashland’s historical reporting practice  EBITDA and net income exclude the 17% of Valvoline net income attributable to Ashland’s non-controlling interest

 *  Fiscal Fourth Quarter – Continuing OperationsKey Items Affecting Income  Excluding intangible amortization, adjusted EPS would have been 22 cents higher, or $1.74 per diluted share

 *  Adjusted Results Summary1  Ashland‘s earnings releases dated November 8, 2016, and July 26, 2016, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP. The three months ended September 30, 2016 excludes net income attributable to non-controlling interest of Valvoline Inc. of $1 million.  Volume / mix equal to prior year; raw material pass through primary driver to lower pricing except at I&S where prices remained well below prior year Adjusted EBITDA of $259 million and adjusted EBITDA margin of 20.8%

 *  Ashland Specialty IngredientsAdjusted Results Summary1  Volume growth across numerous end markets for both consumer and industrial specialtiesAdjusted EBITDA nearly in-line with prior year  Ashland‘s earnings releases dated November 8, 2016, and July 26, 2016, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

 *  Ashland Performance MaterialsAdjusted Results Summary1  Composites operating results consistent with prior yearEBITDA decline due almost entirely to I&S pricing and the unplanned facility outage  Ashland‘s earnings releases dated November 8, 2016, and July 26, 2016, available on Ashland's website at http://investor.ashland.com, reconcile adjusted amounts to amounts reported under GAAP.

Fiscal Fourth Quarter 2016

Corporate Items

- **Corporate operating income of $11 million**
  - Excluding Valvoline, Ashland FY 2017 expectation of $30-$35 million expense
- **Net interest expense, excluding accelerated debt issuance cost amortization, of $47 million**
  - Excluding Valvoline, Ashland FY 2017 expectation of $125-$135 million due to lower debt balances
- **Effective tax rate of 27 percent**
  - Excluding Valvoline, Ashland FY 2017 expectation 10%-15%
- **Trade Working Capital[1] for the quarter was 19% of sales**
- **Capital expenditures totaled $119 million**
  - Excluding Valvoline, Ashland FY 2017 expectation of $205-$215 million
- **Operating cash flow of $268 million; free cash flow[2] of $149 million**
  - Excluding Valvoline, Ashland FY 2017 expectation for free cash flow[2] of $110-$120 million which includes $60-$70 million of one-time separation and severance-related payments

[1] Trade Working Capital defined as trade accounts receivables plus inventories minus trade accounts payables; calculated on a 13-month rolling basis.
[2] Definition of free cash flow: operating cash less capital expenditures and other items Ashland has deemed non-operational.

Ashland™ always solving

9

 Appendix A: Bridges

 *  Ashland Q4 FY 2015 vs. Q4 FY 2016Revenue and Adjusted EBITDA Bridges  0%  Q4 2015  Volume / Mix  1,280  1,248  ($ millions)Preliminary  Volume / mix equal to prior year; raw material pass through primary driver to lower pricing except I&S where prices remained well below prior year Adjusted EBITDA of $259 million  Acquisitions include OCH International, Inc. Divestitures includes biocides and redispersible powders (RDP) exited during prior four quarters.The three months ended September 30, 2016 excludes net income attributable to non-controlling interest of Valvoline Inc. of $1 million.  (4%)  (0%)  1%  Revenue  Price  FX  Acq/Div/Other1  Q4 2016  3  Q4 2015  Volume/ Mix  265  259  (22)  17  0  (4)  Adjusted EBITDA2  Margin  SG&A  FX  Acq/Div/Other1  Q4 2016

 *  Ashland Specialty IngredientsRevenue and Adjusted EBITDA Bridges  1%  Q4 2015  Volume / Mix  540  532  ($ millions)Preliminary  Volume growth across numerous end markets for both consumer and industrial specialtiesVolumes offset by slightly lower mix of some higher-margin productsAdjusted EBITDA nearly equal to prior yearRaw material pass through was primary driver to lower overall pricing  (2%)  (0%)  0%  Revenue  Price  FX  Acq/Div/Other  Q4 2016  0  Q4 2015  Volume/ Mix  129  126  (7)  4  1  (1)  Adjusted EBITDA  Margin  SG&A  FX  Q4 2016  Acq/Div/Other

 *  Ashland Performance MaterialsRevenue and Adjusted EBITDA Bridges  (4%)  Q4 2015  Volume / Mix  256  222  ($ millions)Preliminary  Composites operating results consistent with prior yearEBITDA decline due almost entirely to I&S pricing and the unplanned facility outage  (9%)  (0%)  0%  Revenue  Price  FX  Acq/Div/Other  Q4 2016  (2)  Q4 2015  Volume/ Mix  33  17  (13)  2  (1)  (2)  Adjusted EBITDA  Margin  SG&A  FX  Q4 2016  Acq/Div/Other

 Appendix B: Volume Trends and Liquidity and Net Debt

 *  Period Ended  1 Excludes volumes associated with divestitures of elastomers and biocides and exited redispersible powders (RDP) product line for all periods.  Rolling Four Quarters  Normalized Volume Trends1

 *  Liquidity and Net Debt  ($ in millions)  Key Developments:The remaining $1,045 million Ashland Term Loan was paid down completely and retired during Q4’16Ashland’s Revolving facility was reduced from $1,200 million to $800 million

 *  Scheduled Debt Payments  Valvoline Ashland  ($ in millions)

 Appendix C: Business Profiles  12 Months Ended September 30, 2016

 *  Corporate Profile  By business unit  By geography  1 For 12 months ended September 30, 2016.2 Ashland includes only U.S. and Canada in its North America designation.  North America253%  Asia Pacific16%  LatinAmerica/Other - 7%  Europe 24%  AshlandSpecialtyIngredients42%  AshlandPerformanceMaterials19%  Valvoline39%  Sales1 - $4.9 Billion

Corporate Profile

Adjusted EBITDA[1] - $1.1 Billion


Ashland Performance Materials 11%
Ashland Specialty Ingredients 46%
Valvoline 43%

NYSE Ticker Symbol:	ASH
Total Employees[2]:	~6,000
Outside North America	~50%
Number of Countries in Which Ashland Has Sales:	More than 100

1 For 12 months ended September 30, 2016 including Valvoline. See Appendix D for reconciliation to amounts reported under GAAP.
2 Excludes Valvoline.

Ashland™ always solving

20

Ashland Specialty Ingredients: A global leader of cellulose ethers, vinyl pyrrolidones and biofunctionals


Sales by Market[2]
Coatings 15%
Construction 7%
Energy 2%
Other Industrial Specialties 7%
Adhesives 16%
Personal Care 26%
Pharma 17%
Nutrition & Other Consumer Specialties 10%
Sales by Product
Adhesive 16%
PVP 19%
Actives – 7%
Vinyl Ethers 6%
Other 14%
Cellulosics 38%
Sales by Geography
Europe 31%
Asia Pacific 20%
Latin America/ Other – 10%
North America 39%

For 12 Months Ended September 30, 2016

Sales: $2.1 billion

Adjusted EBITDA: $476 million[1]

Adjusted EBITDA Margin: 22.8%[1]

[1] See Appendix D for reconciliation to amounts reported under GAAP.

[2] Within the Sales by Market chart above, Industrial Specialties are presented in green and Consumer Specialties are presented in blue.

Ashland always solving 21

*  Ashland Performance Materials: A global leader in unsaturated polyester resins and vinyl ester resins  Salesby Geography  For 12 Months Ended September 30, 2016Sales: $930 millionEBITDA: $116 million1EBITDA Margin: 12.5%1  Salesby Product  Composites72%  Intermediates/Solvents 28%  Construction: Residential13%  Marine 16%  Other Process Industries15%  Construction:Industrial29%  Salesby Market  North America 42%  Asia Pacific – 14%  Europe 38%  Latin America/Other 6%  Transportation 13%  Construction: Infrastructure - 6%  1 See Appendix D for reconciliation to amounts reported under GAAP.2 PU/TPU stands for Polyurethane and Thermoplastic Polyurethane.

 Appendix D: Non-GAAP Reconciliation1  Although Ashland provides forward looking guidance for adjusted EBITDA in this presentation, Ashland is not reaffirming or providing forward-looking guidance for U.S. GAAP reported financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort.

 Ashland Global Holdings Inc. and Consolidated SubsidiariesReconciliation of Non-GAAP Data for 12 Months Ended September 30, 2016  North America2__%  Asia Pacific__%  LatinAmerica/Other - _%  Europe __%  AshlandSpecialtyIngredients__%  AshlandPerformanceMaterials__%  Valvoline__%  1 Quarterly totals may not sum to actual results due to quarterly rounding conventions. Calculation of adjusted EBITDA for each quarter has been reconciled within certain financial filings with the SEC and posted on Ashland's website for each reportable segment.